UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 26, 2019

ANVIA HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-55673	81-3416105
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification No.)

100 Challenger Road, Suite 830

Ridgefield Park, NJ 07660

(Address of principal executive offices)

(323) 713-3244

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

On June 25, 2019, pursuant to a Share Sale Agreement (“Agreement”) dated June 25, 2019, Anvia Holdings, Inc. (the “Company”), through its wholly-owned subsidiary, Anvia (Australia) Pty Ltd., acquired 60% of the issued and outstanding shares of Acquire Insurance Brokers Pty Ltd (“AIB”), an Australian corporation. Under the Agreement, the 60% stakes were transacted at a purchase price of USD$1,029,864 of which USD$75,000 was paid in cash at the closing and USD$954,864 will be paid in the common stock of the Company valued at the mean average price per share for the 30 days prior to the closing of the OTCQB on June 25, 2019. Acquire Insurance Group is a general insurance brokerage based on the Gold Coast. Acquire was established in August 2012 as a specialty broker offering trade credit solutions to businesses trading on credit terms. It quickly expanded to offer all lines of general insurance with a focus on SME, Mid-Market and Corporate accounts.

Background of AIB

Acquire Insurance Brokers Pty Ltd (“AIB”) is a general insurance brokerage based on the Gold Coast. AIB was established in August 2012 as a specialty broker offering trade credit solutions to businesses trading on credit terms. It quickly expanded to offer all lines of general insurance with a focus on SME, Mid-Market and Corporate accounts.

The foregoing description of the asset purchase agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the document, which is filed as an exhibit to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired. Hereinafter

The financial statements required by this Item are attached hereto as Exhibits 99.1 and 99.2 and incorporated herein by reference.

(b) Pro forma financial information.

The pro forma financial information required by this Item is attached hereto as Exhibit 99.3 and incorporated herein by reference.

(c) Exhibits

Exhibit No.	DESCRIPTION
10.1	Share Sale Agreement between the company and Shareholders Owning 60% of Acquire Insurance Brokers dated June 26, 2019.
99.1	Audited financial statements of acquired companies, as of and for the years ended December 31, 2018 and 2017.
99.2	Unaudited financial statements of acquired companies, as of and for the three months ended March 31, 2019 and 2018.
99.3	Pro forma financial information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANVIA HOLDINGS CORPORATION

Date: October 3, 2019	By:	/s/ Ali Kasa
Ali Kasa
President